Fromex Equity Corp.
Notes To Financial Statements

Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO
Section 906 of the Sarbanes-Oxley Act of 2002

Certification of CEO and CFO

In connection with the Annual Report of Fromex Equity Corp. (the “Company”) on Form 10-K for the Period ended February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Murray Stahl, Chief Executive Officer, and Steven Bregman, Chief Financial Officer of the Company, certify, pursuant to Section 18 U. S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1937; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

May 29, 2007

	By:	/s/ MURRAY STAHL
Murray Stahl Chairman of the Board and Chief Executive Officer
May 29, 2007

	By:	/s/ STEVEN BREGMAN
Steven Bregman
President and Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic, version of this written statement required by Section 906, has been provided to the Company and will be retained by the company and furnished to the Securities and Exchange commission or its staff upon request.

This certification accompanies this Report on Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposed of Section 18 of the securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporated it by reference.